Working capital	12 Months Ended
Dec. 31, 2021
Working Capital [Abstract]
Working capital

15.	Working capital

	Years ended December 31,
	2021	2020	2019
	(€ million)
Decrease in inventories	€2,201	€844	€502
Decrease in trade receivables	246	191	92
(Decrease)/increase in trade payables	(1,273)	218	294
Other changes	38	47	115
Total change in working capital	€1,212	€1,300	€1,003
The change in working capital in 2021 of €1,212 million includes (i) a decrease of €2,201 million in inventories, primarily in Enlarged Europe and North America, (ii) a decrease of €246 million in trade receivables, partially offset by (iii) a decrease of €1,273 million in trade payables, primarily due to reduced volumes of production in Enlarged Europe and North America.